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[PORTIONS  OF  THIS  EXHIBIT  HAVE  BEEN  REDACTED  PURSUANT  TO A  REQUEST  FOR
CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                                                    Exhibit 99.1


                      INTERNATIONAL DISTRIBUTION AGREEMENT

         This International Distribution Agreement ("Agreement") dated as of October 1st, 2008 (the "Effective Date"), is by and between Cirtran Beverage Corp., a Utah corporation located at 4125 South 6000 West, West Valley City, UT 84128, USA (the "Company") and Factor Tequila SA de CV, a Mexico corporation with its principal place of business at Torcuato Tasso 245-722, Polanco, Mexico D.F. 11560 Mexico (the "Distributor").

         The Company is engaged in the business of advertising, marketing, distributing, and selling the Playboy brand products listed in the attached
Schedule 1, as it may be amended from time to time (the "Products"). The Company's licensors, Play Beverages, LLC, and Playboy Enterprises International, Inc. ("Playboy International") have entered into a Product License Agreement (the "License Agreement") dated as of November 1, 2006, pursuant to which Playboy International has licensed the use of the Playboy name on the Products. A copy of the License Agreement is attached as Exhibit "A". The Company and Distributor desire that the Distributor act as the exclusive seller and distributor of the Products in the Territory as defined below.

         The parties agree as follows:

1.       APPOINTMENT.

         1.1 Appointment. The Company hereby appoints the Distributor as its exclusive distributor for the Products in the Territory, having the exclusive right to sell and distribute the Products in the Territory. Distributor acknowledges that Playboy International has retained certain rights to distribute Products to United States military bases and possessions in the Territory.

         1.2 Territory. As used herein, the "Territory" shall mean that country listed on Schedule 2 attached hereto for which the Company has rights pursuant to the License Agreement.

         1.3 Trademarks. The Company hereby grants to the Distributor the nonexclusive, nonassignable, nontransferable right to use the Company's trademarks, trade names and trade dress described in the attached Schedule 3 (the "Trademarks") solely in connection with the distribution, marketing, and sale of the Products in the Territory. The Trademarks will remain the sole and exclusive property of the Company or its licensors.

         1.4 Initial Non-cancellable Purchase Order. As a condition precedent to the effectiveness of this Agreement, upon execution of this Agreement Distributor shall place with the Company a non-cancellable purchase order for XXXXX cases of Product (exclusive of promotional Product) and shall deliver to the Company the deposit of XXXXX % of the purchase price for the Product as required by Paragraph 6.4 hereof. After Distributor has qualified the Product for sale in the Territory it may draw down on such purchase order, specifying quantity of each SKU and anticipated delivery dates.


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         1.5 Localization. Company will consider in good faith requests from
Distributor to change the formula, taste, color or form factor of the Products to better match local tastes in the Territory. In Company's discretion, such localized Products may be in addition to, or in replacement of, the initial Products. Distributor will be responsible for translating Product labels to local language(s). All translations will be subject to approval by the Company. Distributor will provide the Company with any label information required by law in the Territory. Distributor shall be responsible to obtain all governmental licenses, approvals, permits and approvals for the importation and distribution of the Products in the Territory.

2.       EFFECTIVE AND TERMINATION DATES.

         2.1 Term. This Agreement shall be effective as of the Effective Date and shall remain in force for ten years (the "Term"), unless terminated prior thereto as provided herein. The period between the Effective Date and the first anniversary of the Effective Date, or the period between successive anniversaries of the Effective Date, is sometimes referred to herein as a "Contract Year". This Agreement will automatically renew for a renewal Term of five years if at the end of the initial Term (i) Distributor is not in default hereunder, (ii) Distributor has satisfied the Minimum Sales Requirement described in paragraph 2.4 for each Contract Year of the initial Term, (iii) the parties have agreed upon the Minimum Sales Projections for the renewal term, and
(iv) Distributor has not notified the Company that it does not intend to renew the Term, which notice must be given at least 90 days prior to the expiration of the then-current Term.

         2.2 Termination by Mutual Consent. This Agreement may be terminated at any time by mutual consent of the parties in writing effective as provided herein.

         2.3 Termination upon Default. This Agreement may be terminated by the Company upon a default under Paragraph 5.2 hereof.

         2.4 Termination for Under-Performance.

              (a) The Parties have agreed on the Minimum Sales Projections for each of the ten Contract Years in the initial Term, which is attached hereto as
Schedule 7. The Parties may in their discretion, but are under no obligation to, revise the Minimum Sales Projections during the Term to reflect market conditions. Any such revision must be in a writing signed by both Parties.

              (b) If actual sales for a twelve month period ending on an anniversary of the Effective Date are less than 80% of the Minimum Sales Projection for that year (the "Minimum Sales Requirement"), then the Company may terminate this Agreement upon sixty (60) days prior written notice to Distributor; provided that such notice is given within ninety (90) days after the end of the relevant Contract Year.


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              (c) It is a condition to any renewal of this Agreement that the
Parties agree in writing on new Minimum Sales Projections for each year of the renewal Term. The Parties will consider, among other things, the saturation of the Products in the Territory and the overall growth rate of the product class(es) which includes the Products throughout the Territory. The Parties' agreement to new Minimum Sales Projections shall be in writing signed by both Parties and must be agreed upon no later than thirty (30) days prior to the expiration of the then-current term unless the Parties mutually agree to extend such deadline.

         2.5 Termination by Playboy International. Playboy International may terminate this Agreement upon not less than 10 days' prior written notice to the Company and the Distributor on the terms and conditions set forth in the License Agreement. In the event the License Agreement expires, is terminated, or the territory thereunder reduced to exclude the Territory under this Agreement, this Agreement shall immediately terminate upon such expiration, termination or reduction in territory.

3.       DISTRIBUTOR'S OBLIGATIONS.

         The Distributor will develop and maintain a market for the Products in the Territory and meet the sales and distribution goals on Schedule 4, which shall be updated at least annually, and to do the following:

         3.1 Territory Development. Within the first year after the Effective Date, Distributor shall have commercially launched the Products fully in all its channels in each country in the Territory. For purposes of this Agreement, a full commercial launch means that the Products are being distributed to at least 70% of the accounts of the Distributor in the Territory.

         3.2 Compliance with License Agreement. Distributor shall conduct all of its activities hereunder in full compliance with the License Agreement. Distributor shall fully and promptly comply with any requests of the Company for information or reports which the Company may need in order to comply with the reporting requirements of the License Agreement.

         3.3 Sub-Distributors. Distributor may appoint qualified sub-distributors with exclusive or non-exclusive rights within specified countries or areas within the Territory. The appointment of any sub-distributor is subject to the prior written approval of the Company and Playboy International, which approval may be withheld in their sole discretion. All sub-distributors must agree in writing to comply with this Agreement, the License Agreement and such other restrictions as may be reasonably imposed by the Company or Playboy International. Distributor shall be fully responsible to the Company and Playboy International for any violation of this Agreement or the License Agreement by its sub-distributors. Any refundable initial fees or payments obtained by Distributor from a sub-distributor shall be subject to return or surrender. Distributor may obtain non-refundable initial fees or payments only with the express written consent of the Company, which consent may be withheld in the Company's discretion.

         3.4 Purchase from Company. Distributor and any sub-distributors must purchase all Product from the Company or its designated subcontractor.


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Distributor will have no right to manufacture, or to cause third parties to manufacture, the Products. Company will control the manufacture of the Product either at Company's own facilities or those of subcontractors, located inside or outside of the Territory, in Company's discretion. All orders for Products will be placed with Company even if a subcontractor is used for manufacture.

         3.5 Distribution. Distributor will supply Products purchased from the Company, or its designated subcontractor, to customers in the Territory. Distributor will not distribute, cause to be distributed or assist in the distribution of the Products outside the Territory or other than as specified by the Company nor will Distributor distribute, cause to be distributed or assist in the distribution of any product or item not specifically requested by the Company that bears any or all of the Trademarks during or at any time after the distribution of the Products pursuant to this Agreement. Distributor will not engage in transshipping or otherwise violate the scope of the Territory defined herein. Nothing contained herein shall be construed to grant Distributor any right to manufacture Products or to purchase Products from any person other than the Company or its designated subcontractors.

         3.6 Review of Reports and Inspection. Distributor will keep and maintain accurate and detailed books and records of its activities under this Agreement. Upon reasonable notice, Distributor will allow the Company and Playboy International to review Distributor's books and records, including any depletion or other reports applicable to the Products, and shall have the right to make extracts therefrom or copies in order to ensure Distributor's compliance with this Agreement. Within 10 days of a request from the Company or Playboy, Distributor will supply a statement detailing Distributor's accounts for the Products. Upon reasonable notice, Distributor will allow the inspection by the Company and Playboy International of the portions of the Distributor's facilities used in connection with the storage and distribution of the Products.

         3.7 Marketing. Distributor will develop and execute marketing programs as initially set forth on Schedule 4 hereto, which shall be updated at least semi-annually. Distributor will assist the Company in brand growth and support volume case requirements with introductory and promotional case allowances as Distributor and the Company may agree.

         3.8 Handling Business. Distributor will maintain a business organization and equipment necessary to function efficiently and effectively in the sale and distribution of Products. Distributor will maintain all state, federal and local licenses and permits necessary for it to perform under this Agreement and will keep such licenses and permits current.

         3.9 Quality Control. Distributor will ensure that only products of merchantable quality are sold. Unmerchantable product is defined to be Product that is spoiled, putrid or foul, does not conform to the Company's manufacturing specifications for such Product, or has sustained damage to its primary or secondary packaging and is no longer commercially marketable. The Company shall replace, at its own expense, all unmerchantable Products, including transportation costs of delivering replacement Product to Distributor, other than Product which has been spoiled by mishandling by Distributor.


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         3.10 Confidentiality. During and after the term of this Agreement,
Distributor will maintain the confidentiality of all documents, confidential information, trade secrets, marketing and operating methods, and data of the Company relating to the Products and the business of Company ("Trade Secrets") and refrain from using and disclosing Trade Secrets for personal gain, or for any other purpose not in furtherance of or incidental to the obligations of the Distributor hereunder, except with the Company's written consent.

         3.11 Report Law Suits or Claims. Distributor will notify the Company promptly after becoming aware of any actual or potential claim or suit against the Company, the Distributor, or any customer of Products that alleges that a patent, trade name, copyright, or trademark of a third person will be infringed by reason of the sale or use in the Territory of the Products or any promotional materials of the Company or the Distributor with respect to the Products.

         3.12 Infringement. Distributor will notify the Company promptly after becoming aware of the any infringement of any of the Trademarks, and will assist the Company (at the Company's expense) in any action or proceedings that the Company or its licensors may institute as the result of such infringement. Distributor will not make, cause others to make, or assist others in making, any claim whatsoever to any or all of the Trademarks or any trademark, designation, name, phrase, design or symbol similar thereto in connection with the manufacture, advertising, promotion, sale or distribution of merchandise.

         3.13 Storage and Handling Standards. Distributor will comply with regulatory standards for storage, transportation and handling of Products and will provide access to its warehouse for the Company to inspect inventory.

         3.14 Use of Trade Name or Trademarks. Distributor will refrain from removing the Trademarks from Products and from using the Trademarks on any other product except the Products. Distributor will refrain from using the Trademarks in the Distributor's corporate or business names without the Company's prior approval, or in any case, in any manner inconsistent with the rights of the Company and its licensors in the Trademarks.

         3.15 Notice Requirements. Distributor will provide the Company with written notice by certified mail of any event that the Distributor alleges constitutes a default under Paragraph 5.2 of this Agreement, including without limitation:

              (a) A description of each act or omission relevant to the default;

              (b) The dates of each act or omission relevant to the default; and

              (c) (If the default is susceptible to cure) the steps the Distributor believes are necessary to cure the default.

         3.16 Distribution in Territory. As described in the License Agreement, if Distributor distributes Products in member states of the European Union ("EU"), right or obligations created or imposed by this Agreement may not be exercised or enforced in a manner contrary to Community Law. Distributor will


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not solicit orders from outside the Territory nor engage in any commercial or promotional activities with respect to the Products outside the Territory, the right of any purchaser of the Products within the Territory to export the Products purchase to other member states of the EU staying unaffected. Limitation of the exercise of rights or the enforcement of obligations due to Community Law or the provisions of this Agreement shall not affect the validity or enforceability of any other rights and obligations under this Agreement.

         3.17 E-Commerce Web Site. Any advertisement, promotion, sale or distribution of the Products via an "E-Commerce Web Site" shall be subject to the terms and conditions of the E-Commerce Guidelines set forth on Schedule 5 hereto. In the event Distributor fails to adhere to any of the terms and conditions of the E-Commerce Guidelines, such failure shall be deemed a default under this Agreement.

         3.18 Non-Circumvention. Except with the Company's prior written consent, during the period ending two years after termination or expiration of this Agreement, Distributor shall not manufacture, market or distribute any non-alcoholic beverages identified by the Trademarks (or marks confusingly similar to the Trademarks) other than the Products purchased from the Company. By way of clarification, this restriction shall apply even if the Distributor or the seller of such beverages is licensed to use the Trademarks by Playboy International or its licensees other than the Company. Distributor shall cause any sub-distributors to agree to this restriction.

4.       COMPANY'S OBLIGATIONS.

         4.1 Sale of Products. The Company will sell the Products to the Distributor under the terms of this Agreement, and the Company will take all necessary steps to ensure that no other person sells or distributes Products in the Territory in derogation of Distributor's exclusivity.

         4.2 Shipping. The Company will make prompt shipments in accordance with the Distributor's purchase orders for Products.

         4.3 Notice Requirements. The Company will provide the Distributor with written notice of any event Company alleges constitutes a default under Paragraph 5.2 of this Agreement, including without limitation:

              (a) A description of each act or omission relevant to the default;

              (b) The dates of each act or omission relevant to the default; and

              (c) (If the default is susceptible to cure) the steps the Company believes are necessary to cure the default.

         Such notice is a condition to termination of this Agreement for Distributor's default, but failure to give such notice promptly after the event will not be deemed a waiver of that or any subsequent default.



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         4.4 Company Responses. The Company will respond promptly in writing to the Distributor upon any notification pursuant to Paragraph 3.12 hereof of a claim or suit against the Company, the Distributor, or any customer for Products.

         4.5 Quality and Production. The Company will assure that all Products are of merchantable quality. The Company will be responsible for producing, bottling, packaging and labeling the Products as required by the laws of the country of origin and the laws of the Territory of which it is aware. Distributor will notify the Company of any labeling requirements of which it is aware specifically required in the Territory.

         4.6 Promotional Materials. Company will provide camera ready copy and images for advertising and promotional materials. It will be Distributor's obligation to translate or otherwise localize the materials, to comply with local laws and regulations and to reproduce and distribute the materials. All advertising and promotional materials, whether localization of Company materials or created by Distributor, must be approved by the Company prior to use.

         4.7 Promotional Product. As a special introductory promotion to help Distributor in the initial stages of introducing the Product in the Territory, for every XXXXX cases of Product purchased and paid for, the Company will provide one additional case of Product to Distributor for no additional cost other than shipping and customs. This introductory promotion will only apply to the first XXXXX cases shipped, or a maximum of XXXXX cases of promotional product. The promotional product will not count towards Distributor's Minimum Sales Requirement. Distributor agrees to pass on this introductory promotion to its sub-distributors to help promote and market the Products and upon the request of the Company Distributor will provide proof that the sub-distributors received the benefit of the promotion.

5.       DEFAULTS.

         5.1 Deprivation of Products. To the extent that the Company may be substantially deprived of Products for reasons beyond its control, the Company will be excused from failure to perform according to the terms of this Agreement for so long as such deprivation continues.

         5.2 Default Defined. The following will be defaults:

              (a) A breach by this Agreement by Distributor or any sub-distributor (including but not limited to the failure to pay for Product when due) upon written notice from the Company or Playboy International.

              (b) Distributor is insolvent or shall make or agree to make an assignment for the benefit of creditors or an arrangement pursuant to any bankruptcy law; Distributor has given an assignment for the benefit of Distributor's creditors; involuntary or voluntary proceedings in bankruptcy are instituted against or by Distributor that are not dismissed within 90 days, or Distributor is adjudicated a bankrupt; a receiver or trustee is appointed for Distributor, or any interest in its business, unless vacated within 90 days.


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              (c) The abandonment by either party of its business by the discontinuation of normal service to its customers for a period of 45 consecutive days.

              (d) A determination by a court of competent jurisdiction that one party made a material misrepresentation or false statement or materially misled the other in order to procure a benefit or right from the other party.

         5.3 Remedies.

              (a) If the Distributor defaults, as described in Paragraph 5.2, the Company may at its option exercise any one or more of the following remedies:

                     (i) terminate this Agreement, effective immediately, provided that the notice required by Paragraph 4.3 has been given;

                     (ii) declare all indebtedness of the Distributor to it immediately due and payable, and repossess all the Products in the possession of the Distributor for which the Distributor is indebted to it;

                     (iii) establish terms of cash in advance of delivery on Products thereafter delivered to the Distributor; or

                     (iv) exercise any other legal remedies available to it.

              (b) If the Company defaults, as described in Paragraph 5.2, the Distributor may at its option

                     (i) terminate this Agreement, provided that the notice required by Paragraph 3.15 has been given and the Company has failed to cure the default within sixty days or such longer cure period as was provided n the notice; or

                     (ii) exercise any other legal remedies available to it.

         5.4 Effect of Termination. Termination of this Agreement, other than termination resulting from Distributor's default or termination upon expiration of the Term, will not affect the obligation of the Company to make delivery on orders accepted by it prior to the effective date of the termination, subject to the terms and conditions provided in this Agreement.

         5.5 The Distributor's Obligations Upon Termination. Upon Termination of this Agreement, the Distributor will immediately

              (a) return to the Company (at the Company's expense) or upon the Company's request destroy, all advertising, promotional and sales materials in the Distributor's possession that were furnished by the Company without charge (including without limitation brochures, catalogs, price books, photographs, designs, drawings, and engineering and other data);


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              (b) provide to the Company and Playboy International within 10 days of the date of Termination with a statement setting forth the number of Products on hand and a listing of all of Distributor's accounts for the Products.

              (c) immediately cease all use of the Trademarks; and

              (d) at its earliest opportunity remove the Trademarks from the Distributor's vehicles and any of the Distributor's products, letterhead, business cards, or other promotional materials of any kind.

6.       TERMS OF SALE OF PRODUCTS.

         The Company will sell the Products to the Distributor under the following terms and conditions:

         6.1 Price. The prices the Company will charge the Distributor as of the Effective Date of this Agreement are set forth in the attached Schedule 6. The Company reserves the right to change its prices for the Products at any time by giving the Distributor at least 45 days prior written notice of any price increase. Unless otherwise expressly and unambiguously stated on Schedule 6, all pricing is FOB the warehouse or factory of the Company or its subcontractor. Distributor may set its own wholesale prices to its customers.

         6.2 Delivery. The Company will arrange transportation of Products by ground to the closest port of entry on the United States - Mexico border or by ship to the closest deep sea port in the Territory [as determined by the Company in its reasonable discretion]. Title to Products and risk of loss pass to Distributor when the Products have been shipped from the warehouse or factory of the Company or its subcontractor.

         6.3 Purchase Orders. The Distributor's orders for Products, and the Company's acceptances thereof, whether oral, written, or otherwise, will be subject to the terms and conditions of this Agreement. Any term or condition in such purchase orders or acceptances in conflict with this Agreement will be null and void.

         6.4 Payment. All payments shall be in United States Dollars unless the use of another currency is unambiguously set forth on Schedule 6. The Distributor will pay for each shipment in cleared funds by electronic funds transfer (or as otherwise agreed to by the Company in writing) received by the Company as follows: one-half (1/2) with order and the balance (after application of the per case credit, if any) upon shipment by the Company or its subcontractor; provided that the bill of lading will not be released until payment in full has been received. If cleared funds are not timely received by the Company for any invoice, Distributor shall pay a late charge of 1.5% (or the maximum amount allowed by law, whichever is lower) of the price set forth on the invoice for each 30-day period, or part thereof, that such invoice shall remain unpaid. The Company may, from time to time, in its sole discretion, set forth credit limits applicable to Distributor's purchases. Following review of


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Distributor's financial information, the Company may in its sole discretion specify other payment terms in writing. If, in the Company's judgment, Distributor should not be granted or continue to receive credit, whether because of an arrearage in its payment or otherwise, then the Company shall have the unqualified right, without prior notice, to reduce or withdraw entirely Distributor's credit limit (if any) or only to sell to Distributor on a cash on order basis. The Company reserves the right at any time in its sole discretion to demand immediate payment of any account whether due or not. There shall be no right of set-off by Distributor.

         6.5 Claims. Any claims for shortages, damaged Products, or discrepancies in any shipment must be sent to the Company no later than 10 days after the arrival of the shipment at the Distributor's facility. The Company will issue the Distributor credit for such claims within 15 days of receipt of claim.

7.       INDEMNIFICATION AND INSURANCE.

         7.1 Indemnification by the Company. The Company will indemnify, defend, and hold harmless the Distributor from and against any and all third party losses, expenses, damages, claims, suits, demands, and causes of action (including without limitation the reasonable fees and expenses of attorneys, court costs, and other litigation and dispute resolution costs) arising from or relating to any injuries to or death of persons, or any damage to property, occurring as a result of or in any way arising out of sales, production, defects, or storage of the Products (including their bottling or packaging) by the Company.

         The Distributor will give the Company prompt written notice of any matter for which it claims indemnification, and the Company may, if it elects, defend or settle such claim or suit at its own expense using counsel of its choosing (but any such settlement that does not provide for the giving of an unconditional release to the Distributor will be subject to the approval of the Distributor, in its sole discretion), and the Distributor will give Company cooperation and any and all available information and assistance in connection with the defense of such claim or suit, to the extent it is able without incurring additional cost.

         7.2 Company's Insurance. The Company will maintain primary and excess products liability coverage totaling at least US$2,000,000 per occurrence, on an occurrence (not claims-made) basis, and containing a Vendor's Liability Endorsement applicable to the Distributor, its affiliated companies, and all customers requesting such coverage through the Distributor.

         7.3 Insurance. The Distributor and the Company will each maintain Comprehensive General Liability insurance with bodily injury and property damage limits of not less than US$2,000,000 per occurrence, and an endorsement providing contractual liability coverage. Distributor's policy will name the Company as an additional insured. Within 45 days of the effective date of this Agreement, each party will provide an original certificate of insurance containing such terms, and thereafter will provide each certificate of renewal within 10 days of the effective date of renewal. Each such certificate will contain an endorsement stating that the insurance company will give the other party at least 10 days' prior written notice in the event of cancellation, nonrenewal, or material change to the terms of such liability policy.


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8.       INTELLECTUAL PROPERTY INFRINGEMENT.

         8.1 The Company will indemnify, defend, and hold harmless the Distributor from and against any and all losses, expenses, damages, claims, suits, demands, and causes of action (including without limitation reasonable fees and expenses of attorneys, court costs, and other litigation and dispute resolution costs) arising from or relating to any actual or claimed infringement of any patent, trademark, copyright, or other intellectual property or proprietary rights by reason of the Products or any advertising or promotional materials created or supplied by the Company.

         8.2 Company Options. In the event of any infringement or claimed infringement of any patent, trademark, copyright, or other intellectual property or proprietary rights by reason of the Products or any advertising or promotional materials created or supplied by the Company, the Company, at its option and expense may

              (a) secure for the Distributor the right to continue selling or distributing the Products, either by obtaining a license for such continued sale or distribution or by other appropriate means;

              (b) replace the Products with noninfringing products or parts thereof;

              (c) modify the Products so as to render them noninfringing; or

              (d) remove the Products from premises of Distributor, refund cost paid by Distributor for such Products and, unless some of the Products are noninfringing, terminate this Agreement.

9.       MISCELLANEOUS.

         9.1 Third Party Beneficiary. Playboy International and Play Beverages, LLC are each an intended third-party beneficiary of this Agreement.

         9.2 Force Majeure. Fires, floods, wars, acts of war, strikes, lockouts, labor disputes, accidents to machinery, delays or defaults of common carriers, orders, decrees or judgments of any court, or any other contingency beyond the control of the Company or the Distributor, whether related or unrelated, or similar or dissimilar to any of the foregoing, will be sufficient excuse for any resulting delay or failure in the performance by either party hereto of its respective obligations under the Agreement, but such performance will be excused only as long as the force majeure continues.

         9.3 No Assignments. Neither party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other, in its sole discretion, and any attempt to do so will be void and will be a material breach of this Agreement.


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         9.4 Relationship of Parties. The relationship between the parties is that of independent contracting parties, as buyer and seller of goods, and not that of partners, joint ventures, or principal and agent. Neither party has or will hold itself out as having the authority to bind or act in the name of or on behalf of the other.

         9.5 Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by document [overnight] [expedited] delivery service or, to the extent receipt is confirmed, faxed to the appropriate address or number set forth below.

If to Distributor:                              If to the Company:

Factor Tequila SA de CV                         Iehab Hawatmeh
Torcuato Tasso 245-722                          c/o CirTran Beverage Corp.
Polanco, Mexico D.F. 11560 Mexico               4125 South 6000 West
Attn: Juan Enrique Garcia, Director             West Valley City, Utah 84128
Telephone:                                      Telephone:
Fax:                                            Fax:


If to Playboy International:                    Copy to Cirtran's Attorney

Playboy Enterprises International, Inc.         Paul H. Shaphren
730 Fifth Avenue                                Callister Nebeker & McCullough
New York, NY 10019                              2180 S. 1300 East, Suite 600
Attn:                                           Salt Lake City, Utah 84106
Telephone:                                      Telephone:
Facsimile:                                      Fax:

         9.6 Binding on Successors. This Agreement will bind and inure to the benefit of the parties and their respective legal representatives, successors, and permitted assigns, but nothing in this Agreement will confer any rights or remedies on any person or entity other than the foregoing.

         9.7 Reasonable Discretion. If any provision of the Agreement grants the Company the right of approval or requires the Company's consent, such discretion or consent will be subject to the standard of reasonableness.

         9.8 Enforcement. Failure of either party to enforce at any time any right or remedy it may have under this Agreement will be not be a waiver of such provisions or rights, and will not preclude or prejudice such party from thereafter exercising the same or any other right or remedy it may have under this Agreement.

         9.9 Governing Law. This Agreement will be governed by and interpreted and construed in accordance with the internal laws of the State of Utah, U.S.A. without reference to principles of conflicts or choice of law. All disputes and matters arising under, out of, in connection with or relating to this Agreement shall be brought only in a court of competent jurisdiction in the State of Utah and the parties submit to the exclusive jurisdiction of such courts.


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SECURITIES AND EXCHANGE COMMISSION.



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         9.10 Severability. If any provision of this Agreement is held invalid, for any reason by a court, government agency, body or tribunal, the remaining provisions will be unaffected and will remain in effect.

         9.11 Amendment. No change, modification, or alteration to this Agreement, or to the distribution relationship evidenced hereby will be effective unless set forth in writing and approved by Playboy International and signed by the parties.

         9.12 Entire Agreement, Language. This Agreement supersedes all previous and contemporaneous agreements and understandings between the parties and is intended as the complete and exclusive statement of the terms of their understanding and agreement with respect to the subject matter hereof. There are no representations, oral or written, upon which the Company or the Distributor has relied as an inducement to enter into this Agreement, other than those set forth herein. This Agreement is entered into in the English language and in the event of any conflict or discrepancy between a translation and the original the English language version of this Agreement, the English language version shall control.

         9.13 Confidentiality. Distributor may identify itself as a distributor of the Product in the Territory. The Distributor agrees that this Agreement and the other business terms hereof are confidential and proprietary information of the Company. The Distributor shall not disclose the terms of this Agreement, other than disclosure to its accountants, attorneys or other agents or representatives with a need to know. Notwithstanding the above, a party may disclose the terms of this Agreement and its terms to the extent required by law.

         9.14 Product Recall. If any Products are recalled by Company, the Distributor will return any unsold such Products to the Company within 15 days of receipt of Company's recall notice. The Company will repurchase the recalled Product from Distributor at the Distributor's cost.

         9.15 Construction. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against either party.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.


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SECURITIES AND EXCHANGE COMMISSION.



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COMPANY:                                       DISTRIBUTOR:

CIRTRAN BEVERAGE CORP.                         FACTOR TEQUILA SA de CV




By:    /s/ Iehab Hawatmeh                      By:     /s/ Juan Garcia
    --------------------------------               -----------------------------
      Name: Iehab J. Hawatmeh                         Name: Juan Enrique Garcia
      Title:   Chairman                               Title: Director



















XXXXX - REDACTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.




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